Supplement dated October 13, 2025, to the Summary Prospectus for New Investors

dated May 1, 2025, for

Protective Aspirations NY Variable Annuity contracts

Issued by Protective Life and Annuity Insurance Company

Variable Annuity Account A of Protective Life

This Supplement amends certain information in your variable annuity contract prospectus. Please read this Supplement carefully and keep it with your prospectus for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-800-456-6330.

The purpose of this supplement is to remove certain limitations from optional death benefit riders. The changes are effective immediately and also apply to previously issued optional death benefit riders.

The BENEFITS AVAILABLE UNDER THE CONTRACT – Death Benefits table is amended as follows:

The second bullet that states the “Death Benefit will never be more than the Contract Value plus $1,000,000” is removed from the Brief Description of Restrictions/Limitations column for the optional Return of Purchase Payments Death Benefit rider and optional Maximum Anniversary Value Death Benefit rider.

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If you have any questions regarding this supplement, please work with your financial professional or contact us toll free at 1-800-456-6330.